Exhibit 10.1



                                SECOND AMENDMENT


         THIS SECOND AMENDMENT, dated as of September 30, 2004 (this "Second Amendment"), to the Credit Agreement referred to below is among ANTEON INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), ANTEON
CORPORATION, a Virginia corporation (together with the Borrower, the "Borrowers"), and the Lenders party hereto.

                                   WITNESSETH:

         WHEREAS, the Borrowers, Bank of America, N.A., as Administrative Agent and Issuing Bank, Citizens Bank of Pennsylvania, as Collateral Agent and Swingline Lender, and each lender from time to time party thereto (collectively, the "Lenders"), are parties to the Amended and Restated Credit Agreement, dated as of December 19, 2003 (as amended by that certain First Amendment, dated as of March 1, 2004, and as otherwise amended, supplemented, amended and restated or otherwise modified and in effect on the date hereof, the "Credit Agreement"; capitalized terms used herein and not otherwise defined are used herein as defined in (or by reference in) the Credit Agreement);

         WHEREAS, the Borrowers have requested that the Lenders further amend the Credit Agreement by (i) decreasing the Applicable Percentage with respect to the Term Loans (other than any Incremental Term Loans), (ii) increasing the Term Loan Commitments of the Increasing Term Lenders and (iii) amending certain other provisions of the Credit Agreement, in each case, as more specifically set forth herein; and

         WHEREAS, the Lenders have agreed pursuant to their consents, subject to the terms and conditions set forth herein, to amend the Credit Agreement as more specifically set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                     Part I
                                   AMENDMENTS

         Effective on the Second Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part I.

     SUBPART 1.1 The Preamble to the Credit Agreement is hereby amended by inserting the sentence "The proceeds of the Additional Term Loans will be used by the Borrowers solely to finance Permitted Acquisitions, and to pay fees and expenses related thereto, and for general corporate purposes." as the final sentence of the fourth paragraph of such Preamble.

     SUBPART 1.2 The following definitions in Article I of the Credit Agreement are hereby amended as set forth below:

          1.2.1 Clauses (a) and (b) of the definition of "Applicable Percentage" is hereby amended in its entirety to read as follows (for reference, the portions of such clauses amended hereby are italicized):

          "(a) with respect to any Eurodollar Term Loan, 1.75%, (b) with respect to any ABR Term Loan, 0.50%,"

          1.2.2 The definition of "Term Loan Commitment" is hereby amended in its entirety to read as follows:

         "Term Loan Commitment" shall mean, with respect to each Lender, (i) the commitment of such Lender to make Term Loans hereunder as set forth on Schedule 2.01, (ii) the commitment of such Lender as set forth in the Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, (iii) the commitment of such Lender, if any, to make Incremental Term Loans hereunder pursuant to Section 2.24, and (iv) the commitment of such Lender, if any, to make Additional Term Loans hereunder pursuant to Section 2.01, as applicable, as the same may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. Unless the context shall otherwise require, upon the effectiveness of any Incremental Term Loan
Commitment  or  any  Additional  Term  Loan  Commitment,  the  term  "Term  Loan
Commitment" shall include such Incremental Term Loan Commitment and/or such Additional Term Loan Commitment.

     SUBPART 1.3 Article I of the Credit Agreement is amended by inserting the following defined terms in their appropriate alphabetical location therein:

     "Additional Term Loan Commitment" shall mean the commitment of any Lender, established pursuant to Section 2.01, to make Additional Term Loans to the Borrowers.

     "Additional Term Loans" shall mean the Term Loans made by the Increasing Term Lenders to the Borrowers on the Second Amendment Effective Date in an aggregate principal amount of $16,125,000.

     "Increasing Term Lenders" shall mean those Lenders having an Additional Term Loan Commitment.

     "Second Amendment Effective Date" shall mean the date on which the Second Amendment, dated as of September 30, 2004, to this Agreement became effective pursuant to its terms.

     SUBPART 1.4 Section 2.01 of the Credit Agreement is hereby amended in its entirety to read as follows (for reference, the portions of Section 2.01 amended hereby are italicized):

                  "Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (a) if such Lender has a Term Loan Commitment, to make a Term Loan to the Borrowers on the Restatement Date in a principal amount not to exceed its Term Loan Commitment in effect on such date, (b) if such Lender has a Revolving Credit Commitment, to make Revolving Loans to the Borrowers, at any time and from time to time on or after the Closing Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment, and (c) if such Lender has an Incremental Term Loan Commitment, to make Incremental Term Loans to the Borrowers, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Within the limits set forth in clause
         (b) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed. The Borrowers and the Revolving Credit Lenders acknowledge the making of Revolving Loans prior to the Restatement Date and agree that, to the extent outstanding on the Restatement Date, such Revolving Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Increasing Term Lender agrees, severally and not jointly, to make Additional Term Loans on the Second Amendment Effective Date to the Borrowers in a principal amount not to exceed its Additional Term Loan Commitment in effect on the Second Amendment Effective Date. The Additional Term Loans made by the Increasing Term Lenders (i) shall be "Term Loans" and part of the "Obligations" for all purposes, in each case, together with the Term Loans made on the Restatement Date and (ii) shall be "Secured Parties", pari passu with all other Secured Parties. Automatically upon the Increasing Term Lenders making the Additional Term Loans, the Administrative Agent shall adjust its book and records to reflect the pro-rata allocation of all Term Loans outstanding as of the close of business on the Second Amendment Effective Date among Term Lenders according to their respective Term Loan Commitment in effect on such date. Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that the Additional Term Loans are included in each Borrowing of outstanding Term Loans on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding Eurodollar Term Borrowing to be converted into an ABR Term Borrowing on the date of the making of the Additional Term Loans, or by allocating a portion of each Additional Term Loan to each outstanding Eurodollar Term Borrowing on a pro rata basis, even though as a result thereof such Additional Term Loan may effectively have a shorter Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of Eurodollar Term Loans to ABR Term Loans required by the preceding sentence shall be subject to Section 2.16."

     SUBPART 1.5 Section 2.11(a) of the Credit Agreement is hereby amended by replacing the parenthetical in the last sentence thereof in its entirety to read as follows:

          "(as adjusted from time to time pursuant to Section 2.01, 2.12, 2.13(f) and 2.24(d))"

     SUBPART 1.6 Section 5.04(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(f) concurrently with any delivery of financial statements under paragraph (a) or (b) of this Section, a certificate in the form of Exhibit I (a "Compliance Certificate") of the Financial Officer (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and
     (ii) setting forth computations in detail reasonably satisfactory to the Agents demonstrating compliance with the covenants contained in Sections 6.01(c), 6.01(f), 6.01(g), 6.01(h), 6.01(i), 6.01(j), 6.01(k), 6.01(l),
     6.04(d),  6.04(h),  6.04(k), 6.04(p), 6.05(b), 6.06, 6.07(d), 6.14(b), 6.08
     (in the case of paragraph (a)),  6.09,  6.10,  6.11, 6.12 and 6.13, and, in the case of a certificate delivered with the financial statements required by paragraph (a) above, setting forth the Borrower's calculation of Excess Cash Flow;"

     SUBPART 1.7 Exhibit I of the of the Credit  Agreement is hereby  amended by
(i) deleting the phrase "[KPMG LLP] [independent public accountants]" from clause (a) of the Annual Compliance Certificate located therein and replacing it with the term "Borrower" and (ii) deleting the phrase "[KPMG LLP,] [independent public accountants]" from the signature block of the Annual Compliance Certificate located therein and replacing it with the phrase "[certifying Financial Officer]".

     SUBPART 1.8 Section 6.13 of the Credit Agreement is amended in its entirety to read as follows:

          "SECTION 6.13. Asset Coverage Ratio. Permit, as of the date of each Credit Event and as of the last day of each fiscal quarter of the Borrower, the ratio of (a) the Net Value of Eligible Accounts Receivables (after giving pro forma effect to the acquisition of any Eligible Accounts Receivable during such fiscal quarter) on such date to (b) the Revolving Credit Exposure on such date to be less than 1.10 to 1.0."

                                    Part II
                           CONDITIONS TO EFFECTIVENESS

     SUBPART 2.1 Effective Date. The amendments contemplated hereby shall become effective when each of the conditions set forth in Subparts 2.2, 2.3 and 2.4 have been satisfied, and in any event after giving effect to the September 30, 2004 amortization payment on the Term Loans outstanding on the date hereof (the "Second Amendment Effective Date).

     SUBPART 2.2 Execution of Counterparts. The Administrative Agent shall have received (i) counterparts of this Second Amendment duly executed and delivered on behalf of the Borrowers and the Reaffirming Parties, and (ii) a consent, substantially in the form set forth as Exhibit A to this Second Amendment (each, a "Lender Consent", and each Lender executing a Lender Consent, a "Consenting Lender"), duly executed and delivered from each of the following with respect the relevant provisions of this Second Amendment (a) each Term Lender, with respect to the amendments contemplated by Subpart 1.2, (b) each Increasing Term Lender, with respect to the amendments contemplated by Subpart 1.4 and (c) the Required Lenders (which may include the Increasing Term Lenders), with respect to the amendments contemplated by Subparts 1.1 and 1.3 through 1.7.

     SUBPART 2.3 Legal Details, etc.. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Second Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

     SUBPART 2.4 Fees, Expenses, etc.. The Borrowers shall have paid all fees, expenses, charges and disbursements of the Administrative Agent and its Affiliates with respect to this Second Amendment, including, without limitation, Mayer, Brown, Rowe & Maw LLP, counsel to the Administrative Agent, to the extent invoiced on the Second Amendment Effective Date.

                                    Part III
                            MISCELLANEOUS PROVISIONS

     SUBPART 3.1 Cross-References. References in this Second Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Second Amendment.

     SUBPART 3.2 Loan Document Pursuant to Credit Agreement. This Second Amendment and each Lender Consent is a "Loan Document" executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article IX thereof.

     SUBPART 3.3 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 3.4 Full Force and Effect; Limited Amendment and Waiver. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of any Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under any of the Loan Documents.

     SUBPART 3.5 Governing Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SUBPART 3.6 Execution in Counterparts. This Second Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Second Amendment electronically shall be effective as delivery of an original executed counterpart of this Second Amendment.

     SUBPART 3.7 Representations and Warranties; No Default. In order to induce the Lenders to execute and deliver Lender Consents in connection with this Second Amendment, the Borrowers hereby represent and warrant to the Lenders that, on the Second Amendment Effective Date, before and after giving effect to each amendment contained in Part I of this Second Amendment, all statements set forth herein and in Section 4.01(b) and (c) of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

     SUBPART 3.8 Subsidiary Reaffirmation.

     3.8.1 Each Subsidiary of the Borrowers (each a "Reaffirming Party" and, collectively, the "Reaffirming Parties") identified on the signature pages to this Second Amendment acknowledges its receipt of this Second Amendment and its review of the terms and conditions hereof and consents to the terms and conditions hereof and the transactions contemplated hereby. Each Reaffirming Party hereby (i) affirms and confirms its guarantees, pledges, grants and other commitments under the Subsidiary Guarantee Agreement and the Security Documents, as applicable, (ii) affirms and confirms its obligations to indemnify and perform the other commitments and obligations under the Indemnity, Subrogation and Contribution Agreement, and (iii) agrees that, notwithstanding the effectiveness of this Second Amendment, (x) the Subsidiary Guarantee Agreement, each of the Security Documents and the Indemnity, Subrogation and Contribution Agreement continues to be in full force and effect and (y) all guarantees, pledges, grants and other commitments thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. Each Reaffirming Party further acknowledges that the Additional Term Loans shall be "Obligations" under each of the Subsidiary Guarantee Agreement, the Pledge Agreement and the Security Agreement.

     3.8.2 Each Reaffirming Party hereby represents and warrants to each Secured Party as follows, which representation and warranties shall survive execution and delivery of this Second Amendment:

          (a) Such reaffirming Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

          (b) Such Reaffirming Party has all requisite corporate or other comparable power and authority to execute, deliver and carry out the terms and provisions of this Second Amendment and has taken all necessary action to authorize the execution, delivery and performance by it of this Second Amendment;

          (c) Such Reaffirming Party has duly executed and delivered this Second Amendment, and this Second Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

          (d) The representations and warranties of such Reaffirming Party contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representation and warranties expressly relate to an earlier date.

     SUBPART 3.9 Increasing Term Lenders. Each party hereto agrees that each Increasing Term Lender party hereto, but not party to the Credit Agreement prior to the Second Amendment Effective Date, shall be deemed a party to the Credit Agreement (as amended hereby) as a Term Lender for all purposes on the Second Amendment Effective Date. Each Increasing Term Lender agrees, pursuant to the execution of its Lender Consent, that it will perform in accordance within their terms all the obligations which by the terms of the Credit Agreement (as amended hereby) are required by it as a Lender.

        [Remainder of Page Intentionally Left Blank. Signatures Follow.]

       Signature page to Second Amendment, dated as of September 30, 2004, to the Credit Agreement, dated as of December 19, 2003
           for Anteon International Corporation and Anteon Corporation






         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

              ANTEON INTERNATIONAL CORPORATION, as a Borrower and a Reaffirming Party

              By: \s\ Kelly Baker
                 -----------------------------------------------------------
                   Title:   Kelly Baker, Treasurer


              ANTEON CORPORATION, as a Borrower and a Reaffirming Party

              By: \s\ Kelly Baker
                 -----------------------------------------------------------
                   Title:  Kelly Baker, Treasurer


              AC CAPITAL MANAGEMENT, INC., as a Reaffirming Party

              By: \s\ Curtis Schehr
                 -----------------------------------------------------------
                   Title:  Curtis Schehr, Vice President


              INTEGRATED MANAGEMENT SERVICES, INC., as a Reaffirming Party

              By: \s\ Curtis Schehr
                 -----------------------------------------------------------
                   Title:  Curtis Schehr, Vice President


              SIMULATION TECHNOLOGIES, INC., as a Reaffirming Party

              By: \s\ Curtis Schehr
                 -----------------------------------------------------------
                   Title: Curtis Schehr, Vice President

      BANK OF AMERICA, N.A., as Administrative Agent on behalf of each
                           Consenting Lender


              By: \s\ Laura B Schmuck
                 -----------------------------------------------------------
                 Title: Laura B Schmuck, Agency Officer Assistant Vice President



       BANK OF AMERICA, N.A., as Issuing Bank, and, individually, as a Lender



              By: \s\ Barbara P. Levy
                 -----------------------------------------------------------
                 Title: Barbara P. Levy, Senior Vice President